Exhibit 99.1

UNITED STATES BANKRUPTCY COURT NORTHERN DISTRICT OF CALIFORNIA SAN FRANCISCO In Re. Shift Technologies, Inc. Debtor(s) † † † † Case No. 23 - 30687 Lead Case No. 23 - 30687 Jointly Administered Monthly Operating Report Chapter 11 Petition Date: 10/09/2023 Reporting Period Ended: 06/30/2024 Months Pending: 9 Reporting Method: 1 1 4 4 Industry Classification: Accrual Basis Cash Basis Debtor's Full - Time Employees (current): 0 Debtor's Full - Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non - consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Date /s/ Thomas B. Rupp Signature of Responsible Party 07/22/2024 Thomas B. Rupp 1 12 UST Form 11 - MOR (12/01/2021) Printed Name of Responsible Party Keller Benvenutti Kim LLP 425 Market Street, 26th Floor San Francisco, CA 94105 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. † 1320.4(a)(2) applies. Case: 23 - 30687 Doc# 701 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 1 of

Debtor's Name Shift Technologies, Inc. Case No. 23-30687

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$1,622,676	
b.	Total receipts (net of transfers between accounts)	$9,701	$8,001,017
c.	Total disbursements (net of transfers between accounts)	$788,066	$7,171,505
d.	Cash balance end of month (a+b-c)	$844,311	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$788,066	$7,171,505

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ○ Other ○ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

Case: 23-30687 Doc# 701 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 2 of 12
UST Form 11-MOR (12/01/2021) 2

Debtor's Name Shift Technologies, Inc. Case No. 23-30687

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
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Case: 23-30687 Doc# 701 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 3 of 12
UST Form 11-MOR (12/01/2021) 3

Debtor's Name Shift Technologies, Inc. Case No. 23-30687

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Case: 23-30687 Doc# 701 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 4 of 12
UST Form 11-MOR (12/01/2021) 4

Case: 23 - 30687 Doc# 701 UST Form 11 - MOR (12/01/2021) Filed: 07/22/24 4 12 Entered: 07/22/24 21:26:50 Page 5 of Debtor's Name Shift Technologies, Inc. Case No. 23 - 30687 lxxix lxxx lxxxi lxxxii lxxxii lxxxi v lxxxv lxxxv i lxxxv i lxxxv i lxxxi x xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Paid Cumulativ e Paid Current Month Approved Cumulative Approved Current Month b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Role Firm Name i ii iii iv v vi vii viii ix x xi xii xiii xiv

Debtor's Name Shift Technologies, Inc. Case No. 23-30687

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Case: 23-30687 Doc# 701 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 6 of 12
UST Form 11-MOR (12/01/2021) 6

Debtor's Name Shift Technologies, Inc. Case No. 23-30687

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Case: 23-30687 Doc# 701 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 7 of 12

UST Form 11-MOR (12/01/2021) 7

Debtor's Name Shift Technologies, Inc. Case No. 23-30687

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes ○ No ◉

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) Yes ○ No ◉

c. Were any payments made to or on behalf of insiders? Yes ○ No ◉

d. Are you current on postpetition tax return filings? Yes ◉ No ○

e. Are you current on postpetition estimated tax payments? Yes ◉ No ○

f. Were all trust fund taxes remitted on a current basis? Yes ◉ No ○

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) Yes ○ No ◉

h. Were all payments made to or on behalf of professionals approved by the court? Yes ○ No ○ N/A ◉

i. Do you have:
- Worker's compensation insurance? Yes ◉ No ○
  - If yes, are your premiums current? Yes ◉ No ○ N/A ○ (if no, see Instructions)
- Casualty/property insurance? Yes ○ No ◉
  - If yes, are your premiums current? Yes ○ No ○ N/A ◉ (if no, see Instructions)
- General liability insurance? Yes ○ No ◉
  - If yes, are your premiums current? Yes ○ No ○ N/A ◉ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? Yes ◉ No ○

k. Has a disclosure statement been filed with the court? Yes ◉ No ○

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes ◉ No ○

Case: 23-30687 Doc# 701 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 8 of 12
UST Form 11-MOR (12/01/2021) 8

Debtor's Name Shift Technologies, Inc. Case No. 23-30687

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Ayman Moussa	Ayman Moussa
Signature of Responsible Party	Printed Name of Responsible Party
Chief Executive Officer	07/22/2024
Title	Date

Case: 23-30687 Doc# 701 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 9 of 12

UST Form 11-MOR (12/01/2021) 9

Debtor's Name Shift Technologies, Inc. Case No. 23-30687

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Case: 23-30687 Doc# 701 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 10 of 12
UST Form 11-MOR (12/01/2021) 10

Debtor's Name Shift Technologies, Inc. Case No. 23 - 30687 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case: 23 - 30687 UST Form 11 - MOR (12/01/2021) Doc# 701 Filed : 07/22/24 1 1 0 2 Entered: 07/22/24 21:26:50 Page 11 of

Debtor's Name Shift Technologies, Inc. Case No. 23 - 30687 PageFour PageThree Case: 23 - 30687 UST Form 11 - MOR (12/01/2021) Doc# 701 Filed : 07/22/24 1 1 0 2 Entered: 07/22/24 21:26:50 Page 12 of

Case: 23 - 30687 Doc# 701 - 1 Filed: 07/22/24 of 2 Entered: 07/22/24 21:26:50 Page 1 In re Shift Technologies, Inc., et al. Lead Case No. 23 - 30687 (HLB) Global Notes to Monthly Operating Reports General Notes : October 9, 2023 (the “ Petition Date ”), Shift Technologies, Inc.; Shift Platform, Inc.; Shift Finance LLC; Shift Operations LLC; Shift Transportation LLC; Shift Insurance Services LLC; Shift Marketplace Holdings, LLC; Shift Marketplace, LLC; Fair Dealer Services, LLC; CarLotz, Inc., a Delaware Corporation; CarLotz Group, Inc.; CarLotz Nevada, LLC; CarLotz California, LLC; CarLotz, Inc., an Illinois Corporation; CarLotz Logistics, LLC; Orange Peel, LLC; and Orange Grove Fleet Solutions, LLC, as debtors and debtors in possession (collectively, the “ Debtors ”) in the above - captioned chapter 11 cases (the “ Chapter 11 Cases ”), each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “ Bankruptcy Code ”) with the United States Bankruptcy Court for the Northern District of California (San Francisco Division) (the “ Bankruptcy Court ”). The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Debtors are providing the information and documents provided herewith (collectively, and for all Debtors, the “ Monthly Operating Reports ”) in response to the Uniform Periodic Reports in Cases Filed Under Chapter 11 of Title 11 , promulgated by the United States Trustee Program, and the United States Trustee Chapter 11 Operating and Reporting Guidelines for Debtors in Possession (Revised March 31, 2023). All information in these Monthly Operating Reports relates solely to the Debtors, and not to any non - Debtor affiliate. The following notes and statements and limitations should be referred to, and referenced in connection with, any review of the Monthly Operating Reports. Basis of Presentation : The Debtors are submitting their Monthly Operating Reports solely for the purposes of complying with requirements applicable in these Chapter 11 Cases. The financial information included in the Monthly Operating Reports is unaudited and has not been prepared in accordance with accounting principles generally accepted in the United States of America (“ U.S. GAAP ”) and does not include all of the information and footnotes required by U.S. GAAP. The Monthly Operating Reports are not intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors. The financial information contained herein is presented per the Debtors’ books and records without, among other things, all adjustments or reclassification that may be necessary or typical in accordance with U.S. GAAP. It is possible that not all assets, liabilities, income, or expenses have been recorded at the time of production. The financial information included in the Monthly Operating Reports has not been subjected to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP or any other recognized financial reporting framework, and, upon application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The results of operations contained in the financial statements provided with these Monthly Operating Reports are not necessarily

Case: 23 - 30687 Doc# 701 - 1 Filed: 07/22/24 of 2 Entered: 07/22/24 21:26:50 Page 2 indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the results of operations and financial position of the Debtors in the future. Reservation of Rights : The Debtors reserve all rights to amend or supplement their Monthly Operating Reports in all respects, as may be necessary or appropriate. Nothing contained in these Monthly Operating Reports shall constitute a waiver of any of the Debtors’ rights under any applicable law or an admission with respect to any issue in the Chapter 11 Case. Bank Accounts : Prior to the Petition Date, the Debtors historically maintained bank accounts associated with specific legal entities, but utilized these accounts for general corporate purposes, without regard to legal entity. After the Petition Date, debtor - in - possession accounts in the name of Shift Technologies, Inc., were established with the Debtors’ new banking partner, Axos Bank. These new accounts are being utilized for all of the Debtors. Additionally, the Debtors are in the process of closing pre - petition bank accounts, but this process is not complete as of the filing of these Monthly Operating Reports. As a result, receipts and disbursements have continued to occur with various Debtors based upon bank accounts held by those Debtors. For the purposes of book and record keeping, all of these activities are associated with the winddown of the Debtors’ business through Shift Operations LLC or Orange Grove Fleet Solutions, LLC. Internal Transfers : Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the Monthly Operating Reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors. Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached only to the Monthly Operating Report of Shift Technologies, Inc. Any documents, exhibits, or statements attached to the Monthly Operating Report of Shift Technologies, Inc. are incorporated by reference into the Monthly Operating Reports for all Debtors. Payments Made on Prepetition Debt : On or about October 11 and 12, 2023, the Bankruptcy Court entered interim orders (the “ Interim Orders ”) authorizing, but not directing, the Debtors to, among other things, pay certain prepetition claims relating to (a) employee wages, salaries, and other compensation and benefits; (b) insurance premiums; (c) taxes; and (d) the continued use of the Debtors’ Cash Management System. Final orders granting such relief were entered on or about November 9, 2023 (the “ Final Orders ,” and, collectively with the Interim Orders, the “ First Day Orders ”). Payments made on prepetition debt pursuant to the First Day Orders are not recorded in attachment MOR - 5. Payments to Insiders : All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. † 101(31), constituted the regular compensation owed to those individuals or reimbursements in the ordinary course of business as recorded in attachment MOR - 5.

MOR-1

In re: SHIFT TECHNOLOGIES, INC., et al.

Lead Case No: 23-30687

Statement of Cash Receipts and Disbursements - (Unaudited)

Reporting Period: June 1 - June 30, 2024

	Shift Technologies, Inc.	Carlotz, Inc.	Carlotz Group, Inc.	Orange Grove Fleet Solutions, LLC	Shift Platform, Inc.	Fair Dealer Services, LLC	Shift Operations, LLC
Receipts							
Customer Collections	$ 9,701	$ –	$ –	$ –	$ –	$ –	$ –
Interest Income	–	–	–	–	–	–	–
Total Receipts	**$ 9,701**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**
Disbursements							
DMV and Tax Payments	$ –	$ –	$ –	$ –	$ –	$ –	$ –
Payroll & Benefits	(261,060)	–	–	–	–	–	–
Insurance	–	–	–	–	–	–	–
Security	–	–	–	–	–	–	–
Inventory Payments	–	–	–	–	–	–	–
Expenses	(74,458)	–	–	–	–	–	–
Rent	–	–	–	–	–	–	–
Bank Charges	–	–	–	–	–	–	–
Employee Reimbursements	(2,045)	–	–	–	–	–	–
LOC Draw	–	–	–	–	–	–	–
Professional Fees	–	–	–	–	–	–	–
Worker's Compensation	(503)	–	–	–	–	–	–
Settlement Expense	(450,000)	–	–	–	–	–	–
Total Disbursements	**$ (788,066)**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**
Intercompany							
Intercompany Transfers (receipts)	930,290	–	–	–	–	–	–
Intercompany Transfers (disbursements)	–	–	–	–	–	–	(930,290)
Intercompany Transfers (net)	**$ 930,290**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ (930,290)**
Net Cash Flow	**$ 151,925**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ (930,290)**
Beginning Bank Cash	$ 3,383,193	$ 5,058,612	$ 123,467	–	$ –	–	$ 974,899
Net Cash Flow	151,925	–	–	–	–	–	(930,290)
Ending Bank Cash	**$ 3,535,118**	**$ 5,058,612**	**$ 123,467**	**$ –**	**$ –**	**$ –**	**$ 44,609**

Case: 23-30687 Doc# 701-2 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 1 of 5

MOR-2

In re: SHIFT TECHNOLOGIES, INC., et al.

Lead Case No: 23-30687

Balance Sheet as of June 30, 2024 - (Unaudited)

Reporting Period: June 1 - June 30, 2024

	Shift Technologies, Inc.	Carlotz, Inc.	Carlotz Group, Inc.	Orange Grove Fleet Solutions, LLC	Shift Platform, Inc.	Fair Dealer Services, LLC	Shift Operations, LLC
Assets							
Current Assets							
Cash and Cash Equivalents	$ 3,535,118	$ 5,182,079	$ –	$ –	$ –	$ –	$ 44,609
Restricted Cash	–	–	–	–	–	–	–
Accounts Receivable, net	–	–	–	–	–	–	29,123
Elimination	(3,535,118)	(5,182,079)	–	(82,890)	–	–	8,800,088
Inventory	–	–	–	–	–	–	100,275
Prepaid Expenses and Other	–	–	–	114,836	–	–	1,588,155
Total Current Assets	$ –	$ –	$ –	$ 31,946	$ –	$ –	$ 10,562,250
Fixed Assets	–	–	–	–	–	–	–
Accumulated Depreciation	–	–	–	–	–	–	–
Other Assets	–	–	–	–	–	–	–
Total Assets	**$ –**	**$ –**	**$ –**	**$ 31,946**	**$ –**	**$ –**	**$ 10,562,250**
Liabilities & Equity							
Current Liabilities							
Accounts Payable	$ –	$ –	$ –	$ –	$ –	$ –	$ 1,412,788
Other Current Liabilities	–	–	–	–	–	–	193,318
Total Current Liabilities	$ –	$ –	$ –	$ –	$ –	$ –	$ 1,606,106
Liabilities Subject to Compromise	–	–	–	31,946	–	–	22,714,534
Long Term Liabilities	–	–	–	–	–	–	164,972,985
Equity	–	–	–	–	–	–	(178,731,375)
Total Liabilities & Equity	**$ –**	**$ –**	**$ –**	**$ 31,946**	**$ –**	**$ –**	**$ 10,562,250**

Case: 23-30687 Doc# 701-2 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 2 of 5

MOR-3

In re: SHIFT TECHNOLOGIES, INC., et al.

Lead Case No: 23-30687

Statement of Operations for the month of June 2024 - (Unaudited)

Reporting Period: June 1 - June 30, 2024

	Shift Technologies, Inc.	Carlotz, Inc.	Carlotz Group, Inc.	Orange Grove Fleet Solutions, LLC	Shift Platform, Inc.	Fair Dealer Services, LLC	Shift Operations, LLC
Revenue							
Vehicle sales	$ –	$ –	$ –	$ –	$ –	$ –	$ 9,701
F&I/Other	–	–	–	–	–	–	–
Total Revenue	–	–	–	–	–	–	**9,701**
Cost of Sales	–	–	–	–	–	–	–
Adjusted Gross Profit	$ –	$ –	$ –	$ –	$ –	$ –	$ **9,701**
SG&A							
Payroll and benefits	–	–	–	–	–	–	256,395
Insurance	–	–	–	–	–	–	503
Real Estate (ex HQ)	–	–	–	–	–	–	–
Technology	–	–	–	–	–	–	69,542
Professional Services	–	–	–	–	–	–	14,166
Contractors	–	–	–	–	–	–	15,425
Finance	–	–	–	–	–	–	29,131
EBITDA Adjustments	–	–	–	–	–	–	124,500
Other Selling Expense	–	–	–	–	–	–	–
Facilities	–	–	–	–	–	–	88,256
Marketing Expense	–	–	–	–	–	–	–
Supplies	–	–	–	–	–	–	5,064
Doc Ops	–	–	–	–	–	–	–
People Ops	–	–	–	–	–	–	–
Travel	–	–	–	–	–	–	–
Legal	–	–	–	–	–	–	450,000
Bonus	–	–	–	–	–	–	–
Net Ordinary Income	$ –	$ –	$ –	$ –	$ –	$ –	$ **(1,043,281)**
Interest Expense	–	–	–	–	–	–	–
Interest Income	–	–	–	–	–	–	–
Net Income (Loss)	$ –	$ –	$ –	$ –	$ –	$ –	$ **(1,043,281)**

Case: 23-30687 Doc# 701-2 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 3 of 5

MOR-4

In re: SHIFT TECHNOLOGIES, INC., et al.

Accounts Receivable Aging

Lead Case No: 23-30687
Reporting Period: June 1 - June 30, 2024

Shift Operations LLC	0-5	06-10	11-20	21-30	31-60	61-90	90+	Unapplied / refunds	Allowance for Doubtful Accounts	Total
Loan Partners	$ –	$ –	$ –	$ –	$ –	$ –	$ 138,549	$ –	$ (109,392)	$ 29,156
F&I	–	–	–	–	–	–	266	(300)	–	(34)
Auction	–	–	–	–	–	–	260,752	–	(260,752)	–
Others	–	–	–	–	–	–	9,184	–	(9,184)	–
Total Accounts Receivable	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 408,751**	**$ (300)**	**$ (379,328)**	**$ 29,122**

Orange Grove Fleet Solutions, LLC	0-5	06-10	11-20	21-30	31-60	61-90	90+	Unapplied / refunds	Allowance for Doubtful Accounts	Total
Loan Partners	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
F&I	–	–	–	–	–	–	–	–	–	–
Auction	–	–	–	–	–	–	–	–	–	–
Others	–	–	–	–	–	–	239,094	–	(239,094)	–
Total Accounts Receivable	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 239,094**	**$ –**	**$ (239,094)**	**$ –**

Total	0-5	06-10	11-20	21-30	31-60	61-90	90+	Unapplied / refunds	Allowance for Doubtful Accounts	Total
Loan Partners	$ –	$ –	$ –	$ –	$ –	$ –	$ 138,549	$ –	$ (109,392)	$ 29,156
F&I	–	–	–	–	–	–	266	(300)	–	(34)
Auction	–	–	–	–	–	–	260,752	–	(260,752)	–
Others	–	–	–	–	–	–	248,278	–	(248,278)	–
Total Accounts Receivable	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 647,845**	**$ (300)**	**$ (618,422)**	**$ 29,122**

Case: 23-30687 Doc# 701-2 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 4 of 5

MOR-5

In re: SHIFT TECHNOLOGIES, INC., et al.

Lead Case No: 23-30687

Disbursements by Entity

Reporting Period: June 1 - June 30, 2024

Date	Check Number	Amount	Category	Vendor	Entity
6/3/2024		(50,368.32)	Benefits	Cigna	Shift Technologies, Inc.
6/3/2024		(450,000.00)	Settlement Expense	Ally Financial	Shift Technologies, Inc.
6/4/2024	176	(143.70)	Employee reimbursements	Dora Lacayo	Shift Technologies, Inc.
6/5/2024		(257.08)	Payroll	Payroll Tax	Shift Technologies, Inc.
6/5/2024		(5,008.55)	Payroll	Payroll Tax	Shift Technologies, Inc.
6/6/2024		(22,364.19)	Payroll	Internal Revenue Service	Shift Technologies, Inc.
6/6/2024		(30,000.00)	Expenses	BABU Inc. / Compuzone	Shift Technologies, Inc.
6/7/2024		(503.07)	Worker Compensation	State Fund	Shift Technologies, Inc.
6/7/2024		(1,633.00)	Expenses	Bill.com	Shift Technologies, Inc.
6/10/2024		(200.00)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/10/2024		(1,238.16)	Payroll	Payroll Tax	Shift Technologies, Inc.
6/10/2024		(2,546.94)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/10/2024		(3,422.35)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/10/2024		(3,630.06)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/10/2024		(3,932.36)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/10/2024		(5,720.69)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/10/2024		(7,603.04)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/10/2024		(8,822.44)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/10/2024		(12,551.89)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/10/2024		(62,708.02)	Benefits	Cigna	Shift Technologies, Inc.
6/11/2024		(495.00)	Benefits	Wex Health Inc.	Shift Technologies, Inc.
6/13/2024		(10,000.00)	Expense - BOD fees	Kimberly Sheehy	Shift Technologies, Inc.
6/13/2024		(10,000.00)	Expense - BOD fees	Adam Nash	Shift Technologies, Inc.
6/13/2024		(22,500.00)	Expense - BOD fees	James Skinner	Shift Technologies, Inc.
6/14/2024		6,815.36	Benefits	Wex Health Inc.	Shift Technologies, Inc.
6/20/2024		(257.08)	Payroll	Payroll Tax	Shift Technologies, Inc.
6/20/2024		(5,008.55)	Payroll	Payroll Tax	Shift Technologies, Inc.
6/21/2024		(22,364.19)	Payroll	Internal Revenue Service	Shift Technologies, Inc.
6/24/2024		(10.60)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/24/2024		(10.61)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/24/2024		(10.62)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/24/2024		(200.00)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/24/2024		(2,546.95)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/24/2024		(3,458.19)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/24/2024		(3,630.07)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/24/2024		(3,932.36)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/24/2024		(5,720.68)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/24/2024		(7,603.05)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/24/2024		(9,206.55)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/24/2024		(12,551.89)	Payroll	Intuit Payroll	Shift Technologies, Inc.
6/25/2024	177	(759.06)	Employee Reimbursements	Scott Hodgdon	Shift Technologies, Inc.
6/26/2024		(495.00)	Benefits	Wex Health Inc.	Shift Technologies, Inc.
6/26/2024	178	(1,141.96)	Employee Reimbursements	Aaron Chu	Shift Technologies, Inc.
6/28/2024		(325.00)	Expenses	Quickbooks	Shift Technologies, Inc.
		$ (788,065.91)			**Shift Technologies, Inc. Subtotal**
		$ (788,065.91)			**Grand Total**

Case: 23-30687 Doc# 701-2 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 5 of 5

3,520,843.20 3,520,843.20 4 Number of Enclosures C o m m e r c i a l C h e c k i n g Account Number Previous Balance 4 Deposits/Credits 4 3 C h e c k s / D e b i t s Maintenance Fee Interest Paid Ending Balance Case: 23 - 30687 Doc# 701 - 3 Filed: 07/22/24 of 5 Entered: 07/22/24 21:26:50 Page 5 xxx x x x x 2 2 3 8 S t a t e m e nt D a t e s 6/03/2 4 t h r u 6/ 3 0 / 2 4 2,5 8 7 , 2 0 6 . 1 4 Day s i n th e s t a t e m e nt per i o d 28 1,296,806.31 Avg Daily Ledger 348 , 7 3 1 . 27 Av g D a i ly C o l l e c t ed .00 .00 3,5 3 5 , 2 8 1 . 1 8 Date 6/28/24 Primary Account 1 Page xxx x x x x 2 2 3 8 SHIFT TECHNOLOGIES, INC. Debtor in Possession Case #23 - 30687, Operating 290 DIVISION ST STE 400 SAN FRANCISCO CA 94103 Account Title: SHIFT TECHNOLOGIES, INC. Debtor in Possession Case #23 - 30687, Operating DEPOSITS AND OTHER CREDITS Amount Description Date 930,289.95 Wire Transfer Credit 6/03 SHIFT OPERATIONS LLC 290 DIVISION ST STE 400 SAN FRANCISCO, CA 94103 - 4893 WHITTIER LOC 20240603I1B7031R021996 20240603MMQFMP9N000392 06031344FT03 350,000.00 From DDA *2246,To DDA *2238 6/12 9,701.00 PAYMENTS ADESA CORP LLC CCD 021000028445532 Shift Technologies 6/13

Date 6/28/24 Primary Account Case: 23 - 30687 Doc# 701 - 3 Filed: 07/22/24 of 23 Entered: 07/22/24 21:26:50 Page 2 2 Page xxx x x x x 2 2 3 8 Commercial Checking x x x x x x x 2 2 38 ( C o n t i n u e d ) DEPOSITS AND OTHER CREDITS Amount Description Date NTE*ZZZ*ADESA GOLDEN GATE 1444 9 \ NTE * Z Z Z * N A \ 6,815.36 DBI COBRA WEX COBRA CCD 091310529326203 Shift Technologies Inc 6/14 CHEC K S A ND W I T H D R A WA LS Amount Description Date 50,368.32 - Domestic Wire Transfer - DL 6/03 SHIFT PLATFORM, INC 021000089 31333078 UNITED STATES CITIBANK, N.A. 20240603MMQFMP9N000178 20240603B1Q8021R030362 06031129FT03 257.08 - TAX PAYROLL CCD 111000025905163 SHIFT OPERATIONS, LLC 6/04 5,008.55 - TAX PAYROLL CCD 111000025927024 SHIFT OPERATIONS, LLC 6/04 22,364.19 - USATAXPYMT IRS CCD 061036010077404 SHIFT OPERATIONS LLC 6/05 503.07 - deb i t p m t Stat e Comp PPD 042000012517866 Shift Technologies Inc 6/06 30,000.00 - Domestic Wire Transfer - DL 6/06 BABU Inc. 026009593 002141352863 UNITED STATES BANK OF AMERICA, N 20240606MMQFMP9N000037 20240606B6B7HU1R003979

Date 6/28/24 Primary Account Case: 23 - 30687 Doc# 701 - 3 Filed: 07/22/24 of 23 Entered: 07/22/24 21:26:50 Page 3 3 Page xxx x x x x 2 2 3 8 Commercial Checking x x x x x x x 2 2 38 ( C o n t i n u e d ) CHEC K S A ND W I T H D R A WA LS Amount Description Date 06060825FT03 1,633.00 - BILLING BILL.COM LLC CCD 021000026179465 Shift Technologies Inc 6/06 1,238.16 - TAX PAYROLL CC D 1 1 1 0 0 0 0 2 4 9 2 3 1 9 2 SHIFT OPERATIONS, LLC 6/07 200.00 - PAYROLL INTUIT 30305168 CCD 111000023467035 SHIFT OPERATIONS, LLC 6/10 2,546.94 - PAYROLL INTUIT 30305168 CCD 111000023467040 SHIFT OPERATIONS, LLC 6/10 3,422.35 - PAYROLL INTUIT 30305168 CCD 111000023467037 SHIFT OPERATIONS, LLC 6/10 3,630.06 - PAYROLL INTUIT 30305168 CCD 111000023467038 SHIFT OPERATIONS, LLC 6/10 3,932.36 - PAYROLL INTUIT 30305168 CCD 111000023467034 SHIFT OPERATIONS, LLC 6/10 5,720.69 - PAYROLL INTUIT 30305168 CCD 111000023467041 SHIFT OPERATIONS, LLC 6/10 7,603.04 - PAYROLL INTUIT 30305168 CCD 111000023467036 SHIFT OPERATIONS, LLC 6/10 8,822.44 - PAYROLL INTUIT 30305168 CCD 111000023467039 SHIFT OPERATIONS, LLC 6/10 12,551.89 - PAYROLL INTUIT 30305168 CCD 111000023467033 SHIFT OPERATIONS, LLC 6/10 62,708.02 - Domestic Wire Transfer - DL 6/10 SHIFT PLATFORM, INC 021000089 31333078 UNITED STATES CITIBANK, N.A.

axos BANK

Date 6/28/24 Page 4
Primary Account xxxxxxx2238

Commercial Checking xxxxxxx2238 (Continued)

CHECKS AND WITHDRAWALS

Date	Description	Amount
	FDAL1100-211770 20240610MMQFMP9N000110 20240610B1Q8021R017431 06100951FT03	
6/11	Domestic Wire Transfer-DL WEX Health Inc 091310521 600066492 UNITED STATES Bell Bank Shift Technologies Inc (41820) 20240611MMQFMP9N000070 20240611GMQFMP01006236 06110853FT03	495.00-
6/13	Domestic Wire Transfer-DL Adam Nash 256072691 2005172602 UNITED STATES E Trade Bank 20240613MMQFMP9N000750 20240613E6B7011C000172 06131551FT03	10,000.00-
6/13	Domestic Wire Transfer-DL Kimberly Sheehy 111000614 201168961 UNITED STATES Chase 20240613MMQFMP9N000752 20240613MMQFMP2H100229 06131551FT03	10,000.00-
6/13	Domestic Wire Transfer-DL James Skinner 111000614 514331811 UNITED STATES JP Morgan 20240613MMQFMP9N000748 20240613MMQFMP2H100201	22,500.00-

Case: 23-30687 Doc# 701-3 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 4 of 23

Date 6/28/24 Primary Account Case: 23 - 30687 Doc# 701 - 3 Filed: 07/22/24 of 23 Entered: 07/22/24 21:26:50 Page 5 5 Page xxx x x x x 2 2 3 8 Commercial Checking x x x x x x x 2 2 38 ( C o n t i n u e d ) CHEC K S A ND W I T H D R A WA LS Amount Description Date 06131551FT03 257.08 - TAX PAYROLL CCD 111000022516477 SHIFT OPERATIONS, LLC 6/18 5,008.55 - TAX PAYROLL CC D 1 1 1 0 0 0 0 2 2 5 2 5 5 2 9 SHIFT OPERATIONS, LLC 6/18 22,364.19 - USATAXPYMT IRS CCD 061036010069689 SHIFT OPERATIONS LLC 6/20 10.60 - USATAXPYMT IRS CCD 061036010007538 SHIFT OPERATIONS LLC 6/21 10.61 - USATAXPYMT IRS CCD 061036010007539 SHIFT OPERATIONS LLC 6/21 10.62 - USATAXPYMT IRS CCD 061036010007540 SHIFT OPERATIONS LLC 6/21 200.00 - PAYROLL INTUIT 32220939 CCD 111000026345791 SHIFT OPERATIONS, LLC 6/24 2,546.95 - PAYROLL INTUIT 32220939 CCD 111000026345793 SHIFT OPERATIONS, LLC 6/24 3,458.19 - PAYROLL INTUIT 32220939 CCD 111000026345796 SHIFT OPERATIONS, LLC 6/24 3,630.07 - PAYROLL INTUIT 32220939 CCD 111000026345798 SHIFT OPERATIONS, LLC 6/24 3,932.36 - PAYROLL INTUIT 32220939 CCD 111000026345790 SHIFT OPERATIONS, LLC 6/24 5,720.68 - PAYROLL INTUIT 32220939 CCD 111000026345794 SHIFT OPERATIONS, LLC 6/24 7,603.05 - PAYROLL INTUIT 32220939 CCD 111000026345792 SHIFT OPERATIONS, LLC 6/24

Date 6/28/24 Primary Account Case: 23 - 30687 Doc# 701 - 3 Filed: 07/22/24 of 23 Entered: 07/22/24 21:26:50 Page 6 6 Page xxx x x x x 2 2 3 8 Commercial Checking x x x x x x x 2 2 38 ( C o n t i n u e d ) CHEC K S A ND W I T H D R A WA LS Amount Description Date 9,206.55 - PAYROLL INTUIT 32220939 CCD 111000026345795 SHIFT OPERATIONS, LLC 6/24 12,551.89 - PAYROLL INTUIT 32220939 CCD 111000026345797 SHIFT OPERATIONS, LLC 6/24 495.00 - Domestic Wire Transfer - DL 6/26 WEX Health, Inc. 091310521 600066492 UNITED STATES Bell Bank Shift Technologies Inc (41820) 20240626MMQFMP9N000026 20240626GMQFMP01003434 06260800FT03 325.00 - QBooks Onl INTUIT * CCD 021000023786912 SHIFT TECHNOLOGIES, IN 6/27 CHECKS IN SERIAL NUMBER ORDER Amount Check No Date Date Check No Amount 759.06 177 6/25 6/06 166 3,850.00 1,141.96 178 6/26 6/04 176* 143.70 * Indicates Skip In Check Number Sequence DAI LY B AL A NCE I N FO RM A T I O N Balance Balance Date Balance Date Date 3,586,851.94 3,290,497.23 6/21 3,467,127.77 6/11 6/03 3,538,002.20 3,640,497.23 6/24 3,461,718.44 6/12 6/04 3,537,243.14 3,607,698.23 6/25 3,439,354.25 6/13 6/05 3,535,606.18 3,614,513.59 6/26 3,403,368.18 6/14 6/06 3,535,281.18 3,609,247.96 6/27 3,402,130.02 6/18 6/07 3,586,883.77 3,290,992.23 6/20 6/10

Date 6/28/24 Primary Account Case: 23 - 30687 Doc# 701 - 3 Filed: 07/22/24 of 23 Entered: 07/22/24 21:26:50 Page 7 7 Page xxx x x x x 2 2 3 8 Commercial Checking x x x x x x x 2 2 38 ( C o n t i n u e d ) *** END OF STATEMENT ***

Check 166 Date: 06/06 Amount: $3,850.00 Check 176 Date: 06/04 Amount: $143.70 Check 177 Date: 06/25 Amount: $759.06 Check 178 Date: 06/26 Amount: $1,141.96 Case: 23 - 30687 Doc# 701 - 3 Filed: 07/22/24 of 23 Entered: 07/22/24 21:26:50 Page 8

IMPORTANT DISCLOSURE TO OUR CONSUMER CUSTOMERS

In Case of Errors or Questions About Your Electronic Transfers

In Case of Errors or Questions About Your Electronic Transfers, Telephone us at 1-888-502-2967 or Write us at the address on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will tell you all the results of our investigation within 10 business days and will correct any error promptly. If we need more time, we may take up to 45 days to investigate your complaint. In that case, we will provisionally credit your account for the amount you think is in error, so that you may have use of the money during the time it takes us to complete our investigation. For transfers initiated outside the United States or transfers resulting from a point of sale (POS) debit card transactions, the time period for provisional credit is 10 business days and the time to resolve the investigation is 90 days.

IMPORTANT DISCLOSURES TO OUR BUSINESS CUSTOMERS

Errors related to any transaction on a business account will be governed by any agreement between us and/or all applicable rules and regulations governing such transactions, including the rules of the Automated Clearing House Association (NACHA Rules) as may be amended from time to time. If you think this statement is wrong, please telephone us at the number listed on the front of this statement immediately.

For our 24-hour Automated Banking System, please call the number located on the front of the Statement.

CONSUMER BILLING RIGHTS SUMMARY REGARDING YOUR RESERVE LINE

What to do if you think you find a mistake on your statement:

Contact us at the address shown on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you within 60 days after the error appeared on your statement.

- Tell us your name and account number.
- Tell us the dollar amount of the suspected error.
- Describe the error you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

You must notify us of any potential errors in writing or electronically. You may call us, but if you do, we are not required to investigate any potential errors and you may have to pay the amount in question.
While we investigate whether or not there has been an error, the following are true:

- We cannot try to collect the amount in question, or report you as delinquent on that amount.
- The amount in question may remain on your statement, and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

REPORTS TO AND FROM CREDIT BUREAUS FOR RESERVE LINES

We may report information about your account to credit bureaus. Late payments, missed payments or other defaults on your account may be reflected in your credit report.

CONSUMER REPORT DISPUTES

We may report information about negative account activity on consumer and small business deposit accounts and consumer reserve lines to Consumer Reporting Agencies (CRA). As a result, this may prevent you from obtaining services at other financial institutions. If you believe we have inaccurately reported information to a CRA, you may submit a dispute by calling 1-800-428-9623 or by writing to Chex Systems, Attention Consumer Relations, 7805 Hudson Road, Suite 100, Woodbury, MN 55125. In order to assist you with your dispute, you must provide your name, address and phone number; the account number; the specific information you are disputing; the explanation of why it is incorrect; and any supporting documentation (i.e. affidavit of identity theft). If applicable.

Case: 23-30687 Doc# 701-3 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 9 of 23
©2018 Axos Bank. All Rights Reserved.
DEP 950 (10/18)
MEMBER FDIC
EQUAL HOUSING LENDER

Date 6/28/24 Page 1
Primary Account xxxxxxxx2246

SHIFT TECHNOLOGIES, INC.
Debtor in Possession Case #23-30687,
Ally Collateral
290 DIVISION ST STE 400
SAN FRANCISCO CA 94103

Account Title: SHIFT TECHNOLOGIES, INC.
Debtor in Possession Case #23-30687,
Ally Collateral

Commercial Checking		Number of Enclosures	0
Account Number	xxxxxxxx2246	Statement Dates	6/03/24 thru 6/30/24
Previous Balance	800,000.00	Days in the statement period	28
Deposits/Credits	.00	Avg Daily Ledger	112,500.00
2 Checks/Debits	800,000.00	Avg Daily Collected	112,500.00
Maintenance Fee	.00		
Interest Paid	.00		
Ending Balance	.00		

CHECKS AND WITHDRAWALS

Date	Description	Amount
6/03	Domestic Wire Transfer-DL	450,000.00-
	Ally Financial	
	021000021	
	103291671	
	UNITED STATES	
	JPMORGAN CHASE BAN	
	Shift Operations Settlement	
	20240603MMQFMP9N001143	
	20240603MMQFMP2H132273	
	06031711FT03	
6/12	From DDA *2246,To DDA *2238	350,000.00-

Case: 23-30687 Doc# 701-3 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 10 of 23

AXOS BANK

Date 6/28/24 Page 2
Primary Account xxxxxxxx2246

Commercial Checking xxxxxxxx2246 (Continued)

DAILY BALANCE INFORMATION

Date	Balance	Date	Balance
6/03	350,000.00	6/12	.00

*** END OF STATEMENT ***

Case: 23-30687 Doc# 701-3 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 11 of 23

IMPORTANT DISCLOSURE TO OUR CONSUMER CUSTOMERS

In Case of Errors or Questions About Your Electronic Transfers

In Case of Errors or Questions About Your Electronic Transfers, Telephone us at 1-888-502-2967 or Write us at the address on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will tell you all the results of our investigation within 10 business days and will correct any error promptly. If we need more time, we may take up to 45 days to investigate your complaint. In that case, we will provisionally credit your account for the amount you think is in error, so that you may have use of the money during the time it takes us to complete our investigation. For transfers initiated outside the United States or transfers resulting from a point of sale (POS) debit card transactions, the time period for provisional credit is 10 business days and the time to resolve the investigation is 90 days.

IMPORTANT DISCLOSURES TO OUR BUSINESS CUSTOMERS

Errors related to any transaction on a business account will be governed by any agreement between us and/or all applicable rules and regulations governing such transactions, including the rules of the Automated Clearing House Association (NACHA Rules) as may be amended from time to time. If you think this statement is wrong, please telephone us at the number listed on the front of this statement immediately.

For our 24-hour Automated Banking System, please call the number located on the front of the Statement.

CONSUMER BILLING RIGHTS SUMMARY REGARDING YOUR RESERVE LINE

What to do if you think you find a mistake on your statement:

Contact us at the address shown on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you within 60 days after the error appeared on your statement.

- Tell us your name and account number.
- Tell us the dollar amount of the suspected error.
- Describe the error you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

You must notify us of any potential errors in writing or electronically. You may call us, but if you do, we are not required to investigate any potential errors and you may have to pay the amount in question.
While we investigate whether or not there has been an error, the following are true:

- We cannot try to collect the amount in question, or report you as delinquent on that amount.
- The amount in question may remain on your statement, and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

REPORTS TO AND FROM CREDIT BUREAUS FOR RESERVE LINES

We may report information about your account to credit bureaus. Late payments, missed payments or other defaults on your account may be reflected in your credit report.

CONSUMER REPORT DISPUTES

We may report information about negative account activity on consumer and small business deposit accounts and consumer reserve lines to Consumer Reporting Agencies (CRA). As a result, this may prevent you from obtaining services at other financial institutions. If you believe we have inaccurately reported information to a CRA, you may submit a dispute by calling 1-800-428-9623 or by writing to Chex Systems, Attention Consumer Relations, 7805 Hudson Road, Suite 100, Woodbury, MN 55125. In order to assist you with your dispute, you must provide your name, address and phone number; the account number; the specific information you are disputing; the explanation of why it is incorrect; and any supporting documentation (i.e. affidavit of identity theft). If applicable.

Case: 23-30687 Doc# 701-3 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 12 of 23
©2018 Axos Bank. All Rights Reserved.
DEP 950 (10/18)
MEMBER FDIC EQUAL HOUSING LENDER

AXOS BANK

Date 6/28/24 Page 1
Primary Account xxxxxxx6171

CARLOTZ GROUP, INC.
Debtor in Possession, Case #23-30698
290 DIVISION ST. STE. 400
SAN FRANCISCO CA 94103

Account Title: CARLOTZ GROUP, INC.
Debtor in Possession, Case #23-30698

Commercial Checking		Number of Enclosures	0
Account Number	xxxxxxx6171	Statement Dates	6/03/24 thru 6/30/24
Previous Balance	123,466.87	Days in the statement period	28
Deposits/Credits	.00	Avg Daily Ledger	123,466.87
Checks/Debits	.00	Avg Daily Collected	123,466.87
Maintenance Fee	.00		
Interest Paid	.00		
Ending Balance	123,466.87		

DAILY BALANCE INFORMATION

Date	Balance
6/03	123,466.87

*** END OF STATEMENT ***

Case: 23-30687 Doc# 701-3 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 13 of 23

IMPORTANT DISCLOSURE TO OUR CONSUMER CUSTOMERS

In Case of Errors or Questions About Your Electronic Transfers

In Case of Errors or Questions About Your Electronic Transfers, Telephone us at 1-888-502-2967 or Write us at the address on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will tell you all the results of our investigation within 10 business days and will correct any error promptly. If we need more time, we may take up to 45 days to investigate your complaint. In that case, we will provisionally credit your account for the amount you think is in error, so that you may have use of the money during the time it takes us to complete our investigation. For transfers initiated outside the United States or transfers resulting from a point of sale (POS) debit card transactions, the time period for provisional credit is 10 business days and the time to resolve the investigation is 90 days.

IMPORTANT DISCLOSURES TO OUR BUSINESS CUSTOMERS

Errors related to any transaction on a business account will be governed by any agreement between us and/or all applicable rules and regulations governing such transactions, including the rules of the Automated Clearing House Association (NACHA Rules) as may be amended from time to time. If you think this statement is wrong, please telephone us at the number listed on the front of this statement immediately.

For our 24-hour Automated Banking System, please call the number located on the front of the Statement.

CONSUMER BILLING RIGHTS SUMMARY REGARDING YOUR RESERVE LINE

What to do if you think you find a mistake on your statement:

Contact us at the address shown on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you within 60 days after the error appeared on your statement.

- Tell us your name and account number.
- Tell us the dollar amount of the suspected error.
- Describe the error you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

You must notify us of any potential errors in writing or electronically. You may call us, but if you do, we are not required to investigate any potential errors and you may have to pay the amount in question.
While we investigate whether or not there has been an error, the following are true:

- We cannot try to collect the amount in question, or report you as delinquent on that amount.
- The amount in question may remain on your statement, and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

REPORTS TO AND FROM CREDIT BUREAUS FOR RESERVE LINES

We may report information about your account to credit bureaus. Late payments, missed payments or other defaults on your account may be reflected in your credit report.

CONSUMER REPORT DISPUTES

We may report information about negative account activity on consumer and small business deposit accounts and consumer reserve lines to Consumer Reporting Agencies (CRA). As a result, this may prevent you from obtaining services at other financial institutions. If you believe we have inaccurately reported information to a CRA, you may submit a dispute by calling 1-800-428-9623 or by writing to Chex Systems, Attention Consumer Relations, 7805 Hudson Road, Suite 100, Woodbury, MN 55125. In order to assist you with your dispute, you must provide your name, address and phone number; the account number; the specific information you are disputing; the explanation of why it is incorrect; and any supporting documentation (i.e. affidavit of identity theft). If applicable.

Case: 23-30687 Doc# 701-3 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 14 of 23

©2018 Axos Bank. All Rights Reserved.
DEP 950 (10/18)

MEMBER FDIC EQUAL HOUSING LENDER

Account Information Report Shift Technologies Inc Case: 23 - 30687 Doc# 701 - 3 Filed: 07/22/24 of 23 Entered: 07/22/24 21:26:50 Page 15 June 01, 2024 - June 30, 2024 Account: *3638 (Shift Operations LLC) Posted Date Description Check Number Credit Debit 06/11/2024 DDA Deposit Next Day Avail $31,087.37 Report Generated on: 07/11/24 03:27:49 PM

Date 6/28/24 Page 1
Primary Account xxxxxxx6163

CARLOTZ, INC.
Debtor in Possession, Case #23-30697
290 DIVISION ST. STE. 400
SAN FRANCISCO CA 94103

Account Title: CARLOTZ, INC.
Debtor in Possession, Case #23-30697

Commercial Checking		Number of Enclosures	0
Account Number	xxxxxxx6163	Statement Dates	6/03/24 thru 6/30/24
Previous Balance	5,058,612.42	Days in the statement period	28
Deposits/Credits	.00	Avg Daily Ledger	5,058,612.42
Checks/Debits	.00	Avg Daily Collected	5,058,612.42
Maintenance Fee	.00		
Interest Paid	.00		
Ending Balance	5,058,612.42		

DAILY BALANCE INFORMATION

Date	Balance
6/03	5,058,612.42

*** END OF STATEMENT ***

Case: 23-30687 Doc# 701-3 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 16 of 23

IMPORTANT DISCLOSURE TO OUR CONSUMER CUSTOMERS

In Case of Errors or Questions About Your Electronic Transfers

In Case of Errors or Questions About Your Electronic Transfers, Telephone us at 1-888-502-2967 or Write us at the address on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

- Tell us your name and account number (if any).
- Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
- Tell us the dollar amount of the suspected error.

We will tell you all the results of our investigation within 10 business days and will correct any error promptly. If we need more time, we may take up to 45 days to investigate your complaint. In that case, we will provisionally credit your account for the amount you think is in error, so that you may have use of the money during the time it takes us to complete our investigation. For transfers initiated outside the United States or transfers resulting from a point of sale (POS) debit card transactions, the time period for provisional credit is 10 business days and the time to resolve the investigation is 90 days.

IMPORTANT DISCLOSURES TO OUR BUSINESS CUSTOMERS

Errors related to any transaction on a business account will be governed by any agreement between us and/or all applicable rules and regulations governing such transactions, including the rules of the Automated Clearing House Association (NACHA Rules) as may be amended from time to time. If you think this statement is wrong, please telephone us at the number listed on the front of this statement immediately.

For our 24-hour Automated Banking System, please call the number located on the front of the Statement.

CONSUMER BILLING RIGHTS SUMMARY REGARDING YOUR RESERVE LINE

What to do if you think you find a mistake on your statement:

Contact us at the address shown on the front of this statement as soon as you can, if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you within 60 days after the error appeared on your statement.

- Tell us your name and account number.
- Tell us the dollar amount of the suspected error.
- Describe the error you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

You must notify us of any potential errors in writing or electronically. You may call us, but if you do, we are not required to investigate any potential errors and you may have to pay the amount in question.
While we investigate whether or not there has been an error, the following are true:

- We cannot try to collect the amount in question, or report you as delinquent on that amount.
- The amount in question may remain on your statement, and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or other fees related to that amount.
- While you do not have to pay the amount in question, you are responsible for the remainder of your balance.
- We can apply any unpaid amount against your credit limit.

REPORTS TO AND FROM CREDIT BUREAUS FOR RESERVE LINES

We may report information about your account to credit bureaus. Late payments, missed payments or other defaults on your account may be reflected in your credit report.

CONSUMER REPORT DISPUTES

We may report information about negative account activity on consumer and small business deposit accounts and consumer reserve lines to Consumer Reporting Agencies (CRA). As a result, this may prevent you from obtaining services at other financial institutions. If you believe we have inaccurately reported information to a CRA, you may submit a dispute by calling 1-800-428-9623 or by writing to Chex Systems, Attention Consumer Relations, 7805 Hudson Road, Suite 100, Woodbury, MN 55125. In order to assist you with your dispute, you must provide your name, address and phone number; the account number; the specific information you are disputing; the explanation of why it is incorrect; and any supporting documentation (i.e. affidavit of identity theft). If applicable.

Case: 23-30687 Doc# 701-3 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 17 of 23
©2018 Axos Bank. All Rights Reserved.
DEP 950 (10/18)
MEMBER FDIC EQUAL HOUSING LENDER

7/10/24, 4:44 AM Balance – Shift – Stripe

Payouts paused until requirements met
Provide some additional required information to resume payouts.

View account status

Reports

stripe

Shift (acct_xxxxxxxxxxxxUzYi)
2525 16th Street Unit 316 San
Francisco, CA, 94103, US

Balance | Activity | Payout reconciliation | Payments fees

Changes to your Stripe balance from **Jun 1–Jun 30**, based on the **date of the balance change**. Useful to record how your Stripe balance changed.

Shift

Balance summary — Platform

Shows starting and ending balance in your Stripe account. Starting balance is the sum of your available balance, pending balance, and Connect reserved balance. Changes to your balance come from activity (payments, refunds, transfers, etc.) and from payouts to your bank (aggregated here and broken out in detail in the reports below).

Starting balance — Jun 1 UTC		-$8,321.06
Balance change from activity		
Account activity before fees	$0.00	
Less fees	-$0.25	
Net balance change from activity		-$0.25

Case: 23-30687 Doc# 701-3 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 18 of 23
https://dashboard.stripe.com/reports/balance?startDate=2024-06-01&endDate=2024-06-30&currency=usd&templateType=merchant 1/2

T otal payouts $0.00 Ending balance — Jun 30 UTC - $8,321.31 Balance change from activity Detailed breakdown of the balance change from activity line from the above Balance Summary report . Includes changes to your Stripe balance from activity (payments, refunds, transfers, etc.), excluding payouts, as well as itemized downloads. 0 Count Charges $0.00 Gross amount 0 Count Refunds $0.00 Gross amount 1 Count Additional Stripe fees - $0.25 Gross amount - $0.25 1 Balance change from activity Payouts Detailed breakdown of the total payouts line from the above Balance Summary report. Includes changes to your Stripe balance, from payouts to your bank, as well as itemized downloads. Payouts Count Case: 23 - 30687 Doc# 701 - 3 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 19 https://dashboard.stripe.com/reports/balance?startDate=2024 - 06 - 01&endDate=2024 - 06 - 30&currency= o u f sd 2 & 3 templateType=merchant 2/2 0 Gross amount $0.00 7/10/24, 4:44 AM Balance – Shift – Stripe

7/10/24, 4:44 AM Balance – Shift sellers – Stripe

Reply directly from your inbox
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Reports

stripe
Shift sellers (acct_xxxxxxxxxxxx9Pco)
2525 16th st #316
San Francisco, CA, 94103, US

Get started with revenue recognition

Access out-of-the-box revenue reports that automatically capture your latest Stripe data and streamline accrual accounting. You can also import non-Stripe transactions and terms or set custom rules to recognize revenue in line with your accounting practices.

View features

Balance Activity Payments fees

Changes to your Stripe balance from **Jun 1–Jun 30**, based on the **date of the balance change**. Useful to record how your Stripe balance changed.

Shift sellers

Balance summary — Platform

Preparing file for download...

Case: 23-30687 Doc# 701-3 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 20 of 23
https://dashboard.stripe.com/reports/balance?startDate=2024-06-01&endDate=2024-06-30&currency=usd&templateType=merchant&timezone=America%2FLos_Angeles 1/3

7/10/24, 4:44 AM Balance – Shift sellers – Stripe

Shows starting and ending balance in your Stripe account. Starting balance is the sum of your available balance, pending balance, and Connect reserved balance. Changes to your balance come from activity (payments, refunds, transfers, etc.) and from payouts to your bank (aggregated here and broken out in detail in the reports below).

Starting balance — Jun 1 PDT	$11,345.37
Net balance change from activity	$0.00
Total payouts	$0.00
Ending balance — Jun 30 PDT	**$11,345.37**

Balance change from activity

Detailed breakdown of the **balance change from activity** line from the above **Balance Summary report**. Includes changes to your Stripe balance from activity (payments, refunds, transfers, etc.), excluding payouts, as well as itemized downloads.

Charges ⓘ	Count	0	
	Gross amount		$0.00
Refunds ⓘ	Count	0	
	Gross amount		$0.00
Balance change from activity		0	**$0.00**

Payouts

Detailed breakdown of the **total payouts** line from the above **Balance Summary** report. Includes changes to your Stripe balance, from payouts to your bank, as well as itemized downloads.

Payouts ⓘ	Count	0

Preparing file for download...

Case: 23-30687 Doc# 701-3 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 21 of 23

https://dashboard.stripe.com/reports/balance?startDate=2024-06-01&endDate=2024-06-30&currency=usd&templateType=merchant&timezone=America%2FLos_Angeles 2/3

Gross amount $0.00 7/10/24, 4:44 AM Preparing file for download… Case: 23 - 30687 Doc# 701 - 3 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 22 https://dashboard.stripe.com/reports/balance?startDate=2024 - 06 - 01&endDate=2024 - 06 - 30&currency= o u f sd 2 & 3 templateType=merchant&timezone=America%2FLos_Angeles 3/3 Balance – Shift sellers – Stripe

ChosenPayment report online									W	
BatchRefNum	Seq	Opened	Closed	Errors	Count	Amount				
									Date	Amount
120116646	15	10/6/2023 11:47	10/6/2023 20:05		1	$2,995.00	Not yet deposited			
120052960	14	10/4/2023 20:54	10/5/2023 20:02		3	$724.40	Not yet deposited		10/04/2023	$33,595.97
120047062	13	10/4/2023 14:10	10/4/2023 19:54		4	$4,378.25	Not yet deposited		10/04/2023	$2,000.00
120016379	12	10/3/2023 20:23	10/3/2023 22:10		1	$2,000.00	Not yet deposited		10/04/2023	$311.02
120015383	11	10/3/2023 18:18	10/3/2023 20:05		1	$400.00	Not yet deposited		10/03/2023	$11,000.00
119978783	10	10/2/2023 18:33	10/2/2023 20:07		1	$2,000.00	X		10/03/2023	$2,200.00
119975129	9	10/2/2023 14:54	10/2/2023 17:36		2	$35,795.97	x		10/02/2023	($311.02)
119919423	8	9/30/2023 20:22	10/1/2023 20:02		3	$11,000.00	X		10/02/2023	$9,700.00
119914786	7	9/30/2023 13:06	9/30/2023 20:03		5	$9,700.00	X		10/02/2023	$7,500.00
119889567	6	9/29/2023 13:10	9/29/2023 20:07		2	$6,050.00	X		10/02/2023	$6,050.00
119822404	5	9/27/2023 21:02	9/28/2023 20:07		3	$7,500.00	X		09/28/2023	$1,000.00
119784744	4	9/26/2023 19:38	9/26/2023 20:05		1	$1,000.00	X		09/27/2023	$12,000.00
119741032	3	9/25/2023 13:18	9/25/2023 20:02		3	$12,000.00	X		09/26/2023	$4,400.00
119709024	2	9/24/2023 14:35	9/24/2023 20:01		3	$4,400.00	X		09/15/2023	$3,000.00
119356830	1	9/13/2023 14:03	9/13/2023 20:05		1	$3,000.00	X			
						$102,943.62				**$92,445.97**
										$10,497.65
										$10,497.65

Case: 23-30687 Doc# 701-3 Filed: 07/22/24 Entered: 07/22/24 21:26:50 Page 23 of 23